UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 14, 2023

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 West Front Street, Red Bank, New Jersey 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange in which registered
Common stock, $0.01 par value per share	OCFC	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 7.0% Series A Non-Cumulative, perpetual preferred stock)	OCFCP	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    Regulation FD Disclosure.

On March 14, 2023, Christopher D. Maher, Chairman of the Board, President and Chief Executive Officer of OceanFirst Financial Corp. (the “Company”) and Chairman of the Board and Chief Executive Officer of the OceanFirst Bank, N.A.(the “Bank”) appeared on CNBC for an interview. During the interview, Mr. Maher noted that 403 of the Bank’s 250,000 customers had uninsured deposit balances in excess of $1.0 million. This information was as of March 10, 2023 and excludes collateralized government deposits. A replay of the interview is available at www.cnbc.com and www.oceanfirst.com/about/news-blog.
Additionally, the Company held a virtual conference call hosted by an equity research analyst on March 14, 2023. During the call, the Company provided additional information regarding the Bank’s total uninsured deposits of $6.3 billion as reported in the Bank’s December 31, 2022 call report. The adjusted uninsured deposits totaled $2.1 billion as of December 31, 2022 when excluding municipal deposits of $2.4 billion, which are collateralized deposits, and deposits of wholly owned subsidiaries of the Bank of $1.8 billion, which are required to be included on an unconsolidated basis per the call report instructions.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth in such filing.

ITEM 9.01    Financial Statements and Exhibits.
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	March 14, 2023	/s/ Steven J. Tsimbinos
Steven J. Tsimbinos
Executive Vice President, General Counsel, and Corporate Secretary